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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 23, 2002
                                                   --------------


                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Chapter)


         Michigan                     1-9804                 38-2766606
----------------------------    ------------------      --------------------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)               File Number)        Identification No.)



    33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan   48304
--------------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (248) 647-2750
                                                   -----------------------------


                    ---------------------------------------

          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

         On April 23, 2002, Pulte Homes, Inc. issued a press release attached as
Exhibit 99.1 hereto, announcing results for the first quarter ended March 31, 2002.

ITEM 7.           EXHIBITS

         Exhibit 99.1: Press Release dated April 23, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PULTE HOMES, INC.

Date:
April 23, 2002                            By: /s/ Vincent J. Frees
                                              ----------------------------------
                                              Name:   Vincent J. Frees
                                              Title:  Vice President and
                                                      Controller



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                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

Exhibit 99.1                       Press Release dated April 23, 2002